[logo - American FundsSM]

The right choice for the long termSM

The Tax-Exempt Fund of California

The advantages of an actively managed bond fund

[cover photograph: agricultural irrigation equipment]

Annual report for the year ended August 31, 2002

The Tax-Exempt Fund of California(R)

The Tax-Exempt Fund of California is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Tax-Exempt Fund of California seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2002 (the most recent calendar quarter):

                                           1 year        5 years     10 years
Class A shares
Reflecting 3.75% maximum sales charge      +3.61%       +5.16%        +6.21%

                                                         1 year    Life of class
Class B shares
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only if
     shares are sold within
     six years of purchase                               +1.85%        +6.61%1
Not reflecting CDSC                                      +6.85%        +8.01%1

Class C shares
Reflecting CDSC, maximum of 1%, payable
     only if shares are sold within one year
     of purchase                                         +5.70%        +6.18%2
Not reflecting CDSC                                      +6.70%        +6.18%2

Class F shares
Not reflecting annual asset-based fee charged
     by sponsoring firm                                  +7.48%        +6.94%3

Class R-5 shares
Results for Class R-5 shares are not shown because of the brief time between their introduction on July 15, 2002, and the end of the period.

1 Average annual compound return from March 15, 2000, when Class B shares were first sold. 2 Average annual compound return from March 19, 2001, when Class C shares were first sold. 3 Average annual compound return from March 20, 2001, when Class F shares were first sold.

The fund's 30-day yield for Class A shares as of September 30, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 3.47%. The fund's distribution rate for Class A shares as of that date was 4.04%. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

Fellow shareholders:

[photograph: agricultural irrigation equipment]

The Tax-Exempt Fund of California proved a haven for investors in the past fiscal year as the stock market reeled from the September 11 attacks, a weak economy and widespread evidence of corporate accounting irregularities. California's fiscal problems dampened returns on many bonds, particularly those dependent on state revenues, but the fund's portfolio nonetheless held its value for the year.

For the 12 months ended August 31, a double tax-free income return of 4.3% was earned by shareholders who reinvested both dividends totaling 70 cents a share and a capital gain distribution of six cents a share paid in November 2001. To match this return, a shareholder in the maximum 44.3% combined federal and state income bracket would have had to earn 7.8% from a taxable investment. Shareholders who took their dividends in cash received an income return of 4.2%. This result is equivalent to a taxable return of 7.6% for those in the highest combined federal and California tax bracket.

The Tax-Exempt Fund of California reported a total return of 4.7% for the fiscal year. That compares with a 4.2% average among the 109 California municipal debt funds tracked by Lipper Inc.

The year in review

The economic slowdown of the past year has had a dramatic effect on California. The state had become accustomed to and forecasted growth in both income levels and capital gain taxes as part of its revenue stream. When the technology bubble burst in 2000, the period of substantial growth abruptly ended. California was slow to react and when it did, its revised estimates were not conservative enough. As a result, California has had to deal with slowing tax revenues and severe budget shortfalls.

Adding to the problem was the delay in getting the state budget approved this year. After a long and acrimonious battle, the budget was signed into law in early September, two months after the deadline. The new budget, however, simply postpones many decisions regarding taxes and spending until after the November election. The uncertainty that still surrounds the state budget has convinced us to maintain a conservative approach in the fund's investments. We have for the most part avoided bonds that are dependent on state tax revenue and have focused on bonds that are higher rated than the state itself, which can include insured bonds.

[Begin Sidebar]
Investment highlights
through August 31, 2002

12-month total return                                         +4.7%*
(income plus capital changes, with distributions reinvested)

Tax-free distribution rate for August                         +4.1%
(income return only, reflecting maximum sales charge)

Taxable equivalent distribution rate                          +7.4%
(for August, assuming a 44.3% maximum
combined state and federal tax rate)

SEC 30-day yield as of August 31                              +3.6%
(reflecting maximum sales charge)

Taxable equivalent SEC yield                                  +6.5%
(for August, assuming a 44.3% maximum
combined state and federal tax rate)

*Does not include the 3.75% sales charge.
For current yield information, please call toll-free: 800/421-0180.
[End Sidebar]

One strong segment in California's economy has been housing and real estate, particularly in Southern California. Even if job growth slows or declines, the need for housing is expected to remain strong because of pent-up demand and continued population growth. In addition, bonds related to housing development -- so-called "dirt bonds" -- are not dependent on state tax revenue. As a result, we are using the real estate market as a place to find attractive investment opportunities.

Proceeding with caution

The past year has shown the value of fixed income as part of a diversified portfolio. As with any investment, income levels and net asset values can fluctuate. Over the long term, however, California's municipal bond market has produced meaningful returns for shareholders. For the past 10-year period, The Tax-Exempt Fund of California has generated an average annual total return of 6.4%, consisting of approximately 5.2% in double tax-exempt income (equivalent to about 9.3% in taxable income at the maximum 44.3% tax rate) and 1.2% in annual appreciation. That compares with the 6.2% average for California municipal debt funds, according to Lipper.

As always, we thank you for your continued support and we welcome the many new shareholders who have joined the fund in the past year, helping to increase the fund's assets by 27% and shareholder accounts by 34%. The article beginning on page 4 offers a perspective on how the fund adds value to a diversified portfolio.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President
October 14, 2002

                                [Begin Sidebar]
Why double tax-free investing can be worthwhile

To use this table, find your estimated taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.1% tax-exempt distribution rate in August.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a combined federal and California tax rate of 36.5%. In this bracket, the fund's current 4.1% distribution rate would be equivalent to a return on a taxable fixed-income investment of 6.5%.


                                                                                                           The fund's 4.1%
                                                                                                              tax-exempt
                                                                                                             distribution
                                                                                  Combined                rate in August is
                            Your taxable income                                  federal and            equivalent to a taxable
                 Single                           Joint                     California tax rate*         distribution rate of:

           $21,503  -      27,950          $43,006  -       46,700                 20.1%                         5.1%
            27,951  -      29,850           46,701  -       59,700                 31.4                          6.0
            29,851  -      37,725           59,701  -       75,450                 32.8                          6.1
            37,726  -      67,700           75,451  -      112,850                 33.8                          6.2
            67,701  -     141,250          112,851  -      171,950                 36.5                          6.5
           141,251  -     307,050          171,951  -      307,050                 41.0                          6.9
              Over 307,050                     Over 307,050                        44.3                          7.4

*Based on 2002 federal and 2001 California tax rates. 2002 federal tax brackets are projected.

[End Sidebar]


The value of a long-term perspective

How a $10,000 investment has grown

              The fund at      The fund at net       Lehman Brothers       Lipper California
              maximum          asset value           Municipal Bond        Municipal Debt
              offering         (not including        Index                 Funds Average
              price            sales charge)

10/28/86      $ 9,625          10,000                10,000                10,000
8/31/87*      9,673            10,052                10,260                10,001
8/31/88       10,211           10,611                10,966                10,617
8/31/89       11,175           11,717                12,170                11,801
8/31/90       11,718           12,177                12,951                12,392
8/31/91       13,072           13,584                14,478                13,797
8/31/92       14,424           14,990                16,095                15,235
8/31/93       16,310           16,949                18,059                17,122
8/31/94       16,308           16,947                18,084                16,940
8/31/95       17,639           18,330                19,687                18,157
8/31/96       18,635           19,365                20,718                19,202
8/31/97       20,274           21,069                22,634                20,959
8/31/98       21,892           22,750                24,591                22,761
8/31/99       21,995           22,857                24,714                22,486
8/31/00       23,531           24,453                26,389                24,164
8/31/01       25,610           26,614                29,078                26,491
8/31/02       26,804           27,854                30,893                27,706



*For the period October 28, 1986, through August 31, 1987.

1 With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

2 With all distributions reinvested. The Lipper average does not reflect sales charges.

3 This figure, unlike those shown elsewhere in this report, reflects payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustments have been made for income or capital gain taxes.

Average annual compound returns*-- Class A shares
For periods ended 8/31/02

1 year          +0.71%
5 years         +4.94%
10 years        +5.99%

*Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods.

The advantages of an actively managed bond fund

[photograph: person riding tractor]

Over the past fiscal year, investors have shown renewed interest in the municipal bond market as many sought to reallocate their investment portfolios. The Tax-Exempt Fund of California saw a 34% increase in the number of new shareholder accounts during this period. With this in mind, we thought it was an appropriate time to discuss the nature of the municipal bond market and how a fund, as opposed to individual bonds, can add value to your investment.

Professional management

Perhaps the biggest advantage to owning a bond fund is professional portfolio management. Investing in municipal bonds can be even more complicated than investing in stocks. The average investor does not have the time or expertise to adequately research different bonds from different issuers to determine which is the best investment.

First, there are many more issuers of municipal bonds than stocks -- there are more than 50,000 state and local entities that issue municipal securities nationwide, more than six times the number of companies listed on the major U.S. stock exchanges.

Second, municipal bonds are structurally much more complex than stocks. Buyers must understand the relationships among bond prices, interest rates and varying bond maturity dates (the date the bond comes due and will be paid off). They must also be able to evaluate such factors as call features (which may allow the issuer to redeem the bonds before the maturity date) and how that can affect their potential return. On top of that, they must understand special financing and credit features of each individual bond issue.

Third, it can be difficult to get information about individual municipal bonds. Unlike public companies, municipal bond issuers are not required to file quarterly financial statements with the U.S. Securities and Exchange Commission or to reveal information about their interest and principal payments. As a result, information on municipal bonds is not always available to the individual investor, and even when it is, the information is often outdated.

[photograph: various fruit in baskets]

[Begin Sidebar]
The Tax-Exempt Fund of California offers shareholders the chance to invest in a multitude of projects throughout California - they are not limited to one project, city or region.
[End Sidebar]

Professional management can give investors a tremendous advantage. In The Tax-Exempt Fund of California, managers and analysts are researching the market full time, constantly monitoring the financial fitness of each bond issuer in the portfolio while evaluating shifts in risk and changing opportunities in the marketplace. They have access to a greater volume of in-depth research than an individual investor, as well as the ability to review credits from several perspectives.

"We visit virtually every issuer of non-investment-grade credit," says David Hoag, one of three portfolio counselors in the fund. "We make contact with the issuers and check with them periodically to stay informed of ongoing information related to the projects." In the case of corporate municipals, which are municipal revenue bonds supported by corporate entities, David says the analysts compare notes and share opinions with their counterparts on the equity and taxable-bond research side.

The Tax-Exempt Fund of California also benefits from its unique multiple portfolio counselor system. The assets of the fund are divided into three parts. Each of the portions is managed by a portfolio counselor who invests independently, but always in accordance with fund objectives and guidelines. This allows the counselors to focus on the sectors of the market they know best and deem the best value.

This kind of portfolio management allows managers to share ideas, without the need for consensus. "We are a team whose members act individually," says Ed Nahmias, another portfolio counselor in the fund. "Not only do we have the ability to examine more opportunities, we have at least three different perspectives on the market, and three different perspectives on which securities to buy."

Diversification

Another key advantage of a bond fund is diversification. "It takes a lot of money and effort to properly diversify among individual municipal bond holdings," says portfolio counselor Neil Langberg.

Consider this: The minimum investment to own just one municipal bond is usually $5,000; moreover, municipal bonds are often sold in "round lots" of between $50,000 and $100,000. That compares with an initial minimum investment of $1,000 for your fund, and it holds more than 200 debt issues. Shareholders, in effect, own a proportionate share of each of these holdings, which encompass projects ranging from hospitals and schools to utilities and real estate developments throughout California.

[photograph: close-up of seeds in dirt]
[Begin Sidebar]
With a bond fund, money received from interest payments, calls and bonds that have reached maturity can be reinvested immediately in other bonds.
[End Sidebar]

The importance of owning a diverse group of holdings is the cushion it provides against problems that can develop with individual issuers, such as nonpayments, defaults, credit downgrades and call features. In The Tax-Exempt Fund of California, the largest holdings in most cases do not exceed 1% to 2% of the portfolio.

Diversification also extends to the quality mix. Up to 20% of the fund can be invested in carefully researched below-investment-grade bonds that, in combination with the preponderance of investment-grade securities, have enhanced the overall income and total return of the fund over time, explains Neil.

Liquidity

In a bond fund, you can buy and sell shares at the current net asset value price at any time. On the other hand, individual bondholders who sell before the maturity date may pay higher transaction costs compared with institutional buyers, who typically transact in round lots.

Sometimes, it can be difficult to sell an individual bond. Unlike most stocks, municipal bonds do not trade on a central exchange. They trade "over the counter," which means brokers and dealers negotiate directly with one another over computer networks and by phone. Many municipal bond issues either do not trade or appeal to only small groups of investors who know the issuer or live close to the project involved.

In The Tax-Exempt Fund of California, portfolio counselors can also extend or shorten the fund's overall average maturity, depending on their own interest rate forecasts. Since interest rate trends affect bond prices, this can help to reduce fund volatility. An individual bondholder, of course, can hold a bond to maturity to get the full face value, but that means less ability to adjust to changes in market conditions. In addition, the fund's counselors frequently are able to purchase bonds that are undervalued or overlooked by the market. Most of these bonds are simply unavailable to individual investors. "We see securities that the individual is unlikely to see," says Neil. "We have a broader view of the market."

Automatic reinvestment

Finally, with a bond fund, money received from interest payments, calls and bonds that have reached maturity can be reinvested immediately in other bonds. Similarly, investors also benefit from reinvesting their income dividends and letting those payments compound in value, tax-free. Furthermore, the fund offers the convenience of holding the actual bond certificates and keeping records of all interest income and capital gains received.


The Tax-Exempt Fund of California
Investment portfolio, August 31, 2002


[pie chart]
Aaa/AAA 34.3%
Aa/AA 12.7%
A/A 10.2%
Baa/BBB 17.8%
Below investment-grade 17.2%
Cash & short-term securities 7.8%
[end chart]


                                                                                                   Principal               Market
                                                                                                      amount                value
                                                                                                       (000)                (000)

Fixed-income securities  -  92.15%

G.O. Bonds:
 5.00% 2014                                                                                           $1,500               $1,603
 5.00% 2017                                                                                            3,000                3,116
 6.00% 2018                                                                                            1,500                1,762
 5.00% 2021                                                                                            2,500                2,542
 Ref. Bonds, 5.25% 2013                                                                                1,250                1,393
 Veterans G.O. Bonds:
  Series BG, 4.95% 2010                                                                                1,175                1,277
  Series BH, AMT, 5.35% 2013                                                                           6,000                6,317
  Series BL, AMT, 4.95% 2007                                                                           1,000                1,083
 XLCA-ICR insured, 5.00% 2014                                                                          2,000                2,148
Educational Facs. Auth.:
 Rev. Bonds:
  California Institute of Technology, Series 1998, 4.50% 2027                                          2,500                2,360
  University of San Francisco, Series 1996, MBIA insured, 5.70% 2011                                   1,190                1,400
  Stanford University, Series N, 5.20% 2027                                                            1,500                1,533
 Ref. Rev. Bonds, Stanford University, Series R, 5.00% 2021                                            4,000                4,126
Health Facs. Fncg. Auth., Hospital Rev. Bonds:
 Catholic Healthcare West, Series 1998A:
  5.00% 2006                                                                                           1,500                1,589
  5.00% 2007                                                                                           1,000                1,061
  5.25% 2008                                                                                           1,750                1,860
 Downey Community Hospital, Series 1993:
  5.625% 2008                                                                                          2,000                2,055
  5.75% 2015                                                                                           3,995                4,031
 Kaiser Permanente, Rev. Bonds, Series 1998B, 5.25% 2013                                               2,000                2,107
 Little Co. of Mary Health Services, Series 1998, AMBAC insured:
  5.00% 2010                                                                                           2,170                2,411
  5.00% 2013                                                                                           1,125                1,215
Housing Fin. Agcy.:
 Single-family Mortgage Bonds, AMT:
  Series 1995B-2, AMBAC insured, 5.70% 2007                                                            1,355                1,444
  Series 1997B-3, MBIA insured, 5.10% 2012                                                               610                  649
 Single-family Mortgage Rev. Bonds:
  Series 1997C-1, Class III, MBIA insured, 5.05% 2011                                                  1,000                1,037
  Series 1998C-4, Class I, FHA insured, 4.90% 2004                                                     1,765                1,856
Infrastructure and Econ. Dev. Bank Clean Water State Revolving Fund Rev. Bonds, Series 2002:
 5.00% 2012                                                                                            1,000                1,120
 5.00% 2015                                                                                            2,000                2,164
 5.00% 2016                                                                                            1,500                1,609
Pollution Control Fncg. Auth., Solid Waste Disposal Ref. Rev. Bonds, AMT:
 Keller Canyon Landfill Co. Project, BFI Corp., Guarantee, Series 1992, 5.80% 2016                     5,000                4,582
 USA Waste Services, Inc. Project, Series 1998A, 5.10% 2018 (put 2008)                                 4,000                4,004
Public Works Board:
 Lease Rev. Bonds, Dept. of Corrections State Prisons:
  Imperial County, Series 1991A, 6.50% 2017                                                            1,000                1,222
  Lassen County (Susanville), Series 1993D, FSA insured, 5.25% 2015                                    2,000                2,256
 Lease Rev. Ref. Bonds, Dept. of Corrections:
  State Prison - Monterey County, Series 1998C, 5.25% 2007                                             2,000                2,247
  Various State Prisons, Series 1993A, AMBAC insured, 5.25% 2013                                       1,000                1,134
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds (Mortgage-Backed
 Securities Program), AMT:
 Series 1995B, 7.75% 2026                                                                                670                  697
 Series 1996A, 7.75% 2027 (1)                                                                            485                  529
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
  Series 1998A-1, AMT, 5.05% 2025 (put 2008)                                                           5,300                5,614
  Series 1998A-3, 5.10% 2025 (put 2010)                                                                5,000                5,292
  Series 1998A-4, 5.25% 2025 (put 2013)                                                                1,500                1,572
 Catholic Healthcare West, Cert. of Part., Series 1999A, 6.50% 2020                                    6,645                7,083
 Citrus Valley Health Partners, Inc., Cert. of Part., MBIA insured, 5.50% 2011                         1,000                1,138
 Hospital Rev. Cert. of  Part., Cedars-Sinai Medical Center, Series 1992, 6.50% 2012                   5,900                6,833
 The Internext Group, Cert. of Part.:
  5.375% 2017                                                                                          6,375                6,435
  5.375% 2030                                                                                          2,000                1,910
 Multi-family Housing Rev. Ref. Bonds (Equity Residential/Parkview Terrace Club Apartments)
 , Issue 1999B, 5.20% 2029 (put 2009)                                                                  2,100                2,268
 Special Fac. Rev. Bonds (United Air Lines, Inc.-San Francisco International Airport
 Terminal Projects), Series 2000A, AMT, 5.70% 2034 (put                                                2,400                  480
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds, Series W,
 5.50% 2017                                                                                            1,000                1,104
County of Alameda, Ref. Cert. of Part., Series 2001A, MBIA insured, 5.375% 2015                        1,000                1,115
Alameda Corridor Transportation Auth., Tax-Exempt Senior Lien Rev. Bonds, Series 1999A,
 MBIA insured, 5.125% 2018                                                                             1,000                1,058
Alta Loma School Dist. (San Bernardino County), G.O. Bonds, 1999 Election, Series A,
 FGIC insured,  0% 2021                                                                                2,500                  969
Anaheim Public Fncg. Auth., Lease Rev. Bonds (Anaheim Public Improvement Project),
 FSA insured:
 Senior Lease Rev. Bonds, Series 1997A, 6.00% 2024                                                     1,500                1,751
 Subordinate Lease Rev. Bonds, Series 1997C:
  0% 2018                                                                                              5,400                2,523
  0% 2022                                                                                              2,000                  722
Antelope Valley Healthcare Dist. Insured Ref. Rev. Bonds, Series 1997A, FSA insured,
  5.20% 2017                                                                                           5,000                5,312
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated
 Series B, AMBAC insured, 5.70% 2010                                                                   1,340                1,444
Association of Bay Area Governments, Fin. Auth for Nonprofit Corps:
 Cert. of Part.:
  Episcopal Homes Foundation, Series 1997A, 5.25% 2007                                                 1,400                1,413
  Stanford University Hospital, Series 1993:
   5.75% 2005 (escrowed to maturity)                                                                   1,240                1,396
   5.50% 2013 (preref. 2005)                                                                           1,500                1,677
 Ref. Rev. Cert. of Part:
  American Baptist Homes Foundation, Series 1998A, 6.10% 2017                                          3,705                3,662
  American Baptist Homes of the West Facs. Project, Series 1997B:
   5.75% 2017                                                                                          1,500                1,431
   6.20% 2027                                                                                          3,000                2,875
  Episcopal Homes Foundation, Series 1998:
   5.00% 2009                                                                                          4,600                4,846
   5.125% 2018                                                                                         1,215                1,211
 Rev. Bonds (San Diego Hospital Association), Series 2001A:
  5.50% 2009                                                                                           6,800                7,294
  6.125% 2020                                                                                          2,000                2,084
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2001D,
 5.125% 2015                                                                                           4,000                4,320
Berkeley Unified School Dist., Alameda County, G.O. Bonds, Series 1992G, FGIC
 insured, 5.00% 2018                                                                                   1,540                1,594
Beverly Hills United School Dist. (Los Angeles County), G.O. Bonds, Election
 of 2002, Series A:
 5.375% 2017                                                                                           1,000                1,102
 5.00% 2022                                                                                            1,500                1,541
Redev. Agcy. of the City of Burbank (Golden State Redev. Project), Tax
 Allocation Bonds, Series 1993A:
 6.00% 2013                                                                                            1,500                1,563
 6.00% 2023                                                                                            1,000                1,034
 6.25% 2024                                                                                            1,420                1,474
Burbank Unified School Dist. (Los Angeles County), G.O. Bonds, 1997 Election,
 Series C, FGIC insured, 0% 2017                                                                       4,825                2,404
Cabrillo Community College Dist., Santa Cruz County, Election of 1998 G.O. Bonds,
 Series B, FGIC insured, 0% 2016                                                                       1,500                  795
City of Cathedral City, Community Facs. Dist. No. 2000-1, Special Tax Bonds:
 6.625% 2023                                                                                             815                  826
 6.70% 2030                                                                                            3,750                3,800
Central California Joint Powers Health Fncg. Auth., Cert. of Part. (Community
 Hospitals of Central California Project):
 Series 2000, 6.00% 2020                                                                               1,000                1,049
 Series 2001:
  6.00% 2015                                                                                           1,000                1,085
  5.625% 2021                                                                                          1,000                1,015
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson
 Ice-Gen Project), Series 1993:
 6.00% 2009                                                                                            1,000                1,034
 6.10% 2013 (preref. 2003)                                                                             1,000                1,059
 6.20% 2020 (preref. 2003)                                                                             1,500                1,590
Central Valley School Districts Fncg. Auth. (School Dist. G.O. Bond Ref. Program),
 1998 Rev. Bonds, Series A, MBIA insured, 6.25% 2011                                                   1,000                1,206
Chaffey Community College Dist., San Bernardino County, G.O. Bonds, Series
 2002A, FSA insured, 5.25% 2016                                                                        1,620                1,785
City of Chino Hills, Special Tax Bonds:
 Community Facs. Dist. No. 9 (Rincon Village Area), Series 1998, 6.45% 2023                              400                  407
 Community Facs. Dist. No. 10 (Fairfield Ranch), 6.95% 2030                                            2,000                2,130
City of Commerce, Community Dev. Commission, Redev. Project No. 1,
 Subordinate Lien Tax Allocation Ref. Bonds, Series 1997B, 5.50% 2008                                  1,000                1,073
East Bay Municipal Utility Dist. (Alameda and Contra Costa Counties), Water System
 Subordinated Rev. Bonds, Series 2001, 5.25% 2016                                                      7,000                7,595
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
 Series 1999 Special Tax Bonds, 6.125% 2016                                                              995                1,041
Escondido Union School Dist., G.O. Bonds, Election of 2002 (San Diego County),
 Series A, FSA insured, 5.25% 2017                                                                     2,015                2,191
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999:
 6.20% 2011                                                                                            1,475                1,569
 7.00% 2024                                                                                            1,000                1,065
City of Fontana, Community Facs., Special Tax Bonds:
 Dist. No. 12 (Sierra Lakes),  Series 1999, 6.50% 2015                                                 1,105                1,186
 Dist. No. 14 (Parkway Phase II), Series 2002, 6.30% 2032                                              4,000                4,077
Foothill-De Anza Community College Dist., Santa Clara County, Election of 1999
 G.O. Bonds, Series A, MBIA insured, 0% 2019                                                           5,555                2,455
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds, Series
 1995A, 6.00% 2016 (preref. 2010)                                                                      1,000                1,186
City of Fullerton, Community Facs. Dist. No. 1 (Amerige Heights), Special
 Tax Bonds, Series 2002:
 6.10% 2022                                                                                            1,000                1,009
 6.20% 2032                                                                                            2,500                2,526
Fullerton School Dist.:
 Orange County, G.O. Bonds, 2002 Election, Series A, FGIC insured:
  5.375% 2017                                                                                          2,340                2,567
  0% 2020                                                                                              3,105                1,285
 Community Facs. Dist. No. 2001-1, 2001 Special Tax Bonds, 6.375% 2031                                 3,000                3,075
Golden West Schools Fncg. Auth., 1999 Rev. Bonds (School Dist. G.O. Bonds
 Ref. Program), Series A, MBIA insured, 0% 2018                                                        2,750                1,291
Imperial Irrigation Dist., 1998 Electric System Ref. Rev. Bonds,
 MBIA insured, 5.00% 2018                                                                              2,000                2,080
City of Irvine, Limited Obligation Improvement Bonds:
 Assessment Dist. No. 95-12, Group Three, 5.50% 2021                                                   1,000                  985
 Assessment Dist. No. 00-18, Group Two:
  5.10% 2016                                                                                           1,730                1,717
  5.60% 2022                                                                                           2,500                2,509
  5.70% 2026                                                                                           2,750                2,751
City of Long Beach:
 Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific Project),
 Series 2001, AMBAC insured, 5.50% 2016                                                                4,380                4,867
 Fncg. Auth. Rev. Bonds, Series 1992, AMBAC insured, 6.00% 2017                                          750                  899
 Harbor Rev. Bonds, AMT:
  Series 1993, 5.125% 2018                                                                             1,000                1,015
  Series 2000A, FGIC insured, 5.75% 2013                                                               2,500                2,802
City of Los Angeles:
 G.O. Bonds, Series 2001A, MBIA insured, 5.00% 2018                                                    3,000                3,152
 Harbor Dept. Rev. Bonds:
  Series 1988, 7.60% 2018 (escrowed to maturity)                                                       1,750                2,280
  Series 1996B, AMT, 6.00% 2013                                                                        5,980                6,731
 Multi-family Housing Rev. Bonds (GNMA Collateralized - Ridgecroft Apartments
 Project), Series 1997E, AMT, 6.125% 2027                                                              2,005                2,107
 State Building Auth., Lease Rev. Bonds (Dept. of General Services Lease),
 Series 1999A, 5.40% 2015                                                                              1,000                1,080
 Dept. of Water and Power:
  Power System Rev. Bonds, Series 2001A, Subseries A-1, 5.25% 2015                                     7,500                8,195
  Water System Rev. Bonds, Series 2001A, 5.125% 2032                                                   1,000                1,007
County of Los Angeles:
 Capital Asset Leasing Corp., Cert. of Part. (Marina del Rey), Series 1993A:
  6.25% 2003                                                                                             595                  612
  6.50% 2008                                                                                           6,000                6,245
 Los Angeles Community College Dist., G.O. Bonds, 2001 Election, Series
 A, 5.50% 2016                                                                                         4,500                4,993
 Metropolitan Transportation Auth., Proposition A First Tier Senior Sales
 Tax Rev. Ref. Bonds, FSA insured:
  Series 1999A, 5.00% 2019                                                                             2,250                2,342
  Series 2001B:
   5.25% 2015                                                                                          1,500                1,651
   5.25% 2017                                                                                          3,530                3,830
Los Angeles Unified School Dist., 2002 G.O. Ref. Bonds, MBIA insured, 5.75% 2015                       1,000                1,177
Metropolitan Water Dist. of Southern California:
 Waterworks G.O. Ref. Bonds, Series 2001B:
  5.25% 2016                                                                                           3,530                3,861
  5.25% 2018                                                                                           2,000                2,161
 Water Rev. Bonds, 1997 Authorization, Series A, MBIA insured, 5.00% 2026                              2,500                2,510
 Water Rev. Ref. Bonds, Series 2001A:
  5.375% 2013                                                                                          4,000                4,512
  5.00% 2029                                                                                           1,000                1,004
Northern California Power Agcy., Geothermal Project Number 3 Special Rev.
 Bonds, 1993 Ref. Series A (escrowed to maturity):
 5.60% 2006                                                                                            1,000                1,134
 5.65% 2007                                                                                            1,025                1,182
Tobacco Securitization Auth. of Northern California, Tobacco Settlement
 Asset-Backed Bonds (Sacramento County Tobacco Securitization Corp.):
 Series 2001A:
  5.25% 2027                                                                                           5,835                5,885
  5.25% 2031                                                                                           1,000                  954
 Series 2001B, 5.00% 2028                                                                              3,500                3,318
Oak Park Unified School Dist., Ventura County, G.O. Bonds, Series 2000
 Election of 1977, FSA insured, 0% 2015                                                                2,300                1,314
Port of Oakland, Rev. Bonds, FGIC insured:
 Series 2000K, AMT:
  5.25% 2007                                                                                           2,000                2,234
  5.75% 2014                                                                                           1,500                1,662
 Series 2002M, 5.25% 2015                                                                              2,135                2,363
County of Orange:
 Community Facs. Dist. (Ladera Ranch) Special Tax Bonds:
  No. 1999-1, Series 1999A, 6.70% 2029                                                                 1,000                1,072
  No. 2000-1, Series 2000A:
   6.20% 2023                                                                                          1,780                1,826
   6.25% 2030                                                                                          1,800                1,844
  No. 2001-1, Series 2002A, 6.00% 2032                                                                 2,400                2,432
 Limited Obligation Improvement Bonds, Irvine Coast Assessment Dist. No. 88-1,
 Series 1998A, 5.25% 2009                                                                                900                  926
 Local Transportation Auth., First Senior Fixed-Rate Bonds:
  AMBAC insured, 5.00% 2011                                                                            2,000                2,230
  MBIA insured, 6.00% 2009                                                                             1,500                1,766
 Recovery Cert. of Part., Series 1996A, MBIA insured, 6.00% 2008                                       1,500                1,766
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds, Series 1999A,
 FSA insured, 5.375% 2011                                                                              1,600                1,803
Orange County Water Dist., Rev. Cert. of Part., Series 1999A, 5.25% 2022                               1,960                2,042
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center),
 Limited Obligation Ref. Bonds:
 5.60% 2005                                                                                            2,715                2,828
 5.70% 2006                                                                                            1,120                1,164
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds, Series
 1993A, 6.15% 2012                                                                                     6,515                6,788
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre),
 Special Tax Ref. Bonds, Series 1998:
 6.50% 2008                                                                                            1,000                1,117
 6.50% 2009                                                                                            1,320                1,482
 6.50% 2010                                                                                            1,715                1,911
 6.75% 2015                                                                                            2,050                2,244
Poway Unified School Dist., Community Facs. Dist. No. 1, Series 1998
 Special Tax Bonds, MBIA insured, 5.00% 2010                                                           1,000                1,106
Commonwealth of Puerto Rico:
 Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000:
  5.75% 2009                                                                                           2,000                2,187
  5.75% 2020                                                                                           6,615                6,953
 Electric Power Auth., Rev. Ref. Bonds, Series KK, 5.00% 2010                                          1,000                1,093
 Infrastructure Fncg. Auth., Special Obligation Bonds, Series 2000A, 5.50% 2032                        2,500                2,677
 Ports Auth., Special Facs. Rev. Bonds (American Airlines, Inc. Project),
 Series 1996A, AMT, 6.25% 2026                                                                         1,000                  680
 Public Fin. Corp. (Commonwealth Appropriation Bonds), Series 2001E, 6.00% 2026                        2,000                2,306
 Public Improvement Ref. G.O. Bonds, Series 1998B, MBIA insured, 5.75% 2009                            4,575                5,324
City of Riverside, Electric Rev. Bonds, Issue of 2001, FSA insured, 5.25% 2015                         1,000                1,104
Riverside County Public Fncg. Auth., Cert. of Part., Air Force Village
 West, Inc., 5.40% 2009                                                                                  950                  988
City of Roseville, Special Tax Bonds:
 Highland Reserve North Community Facs. Dist. No. 1,  Series 1999:
  6.00% 2011                                                                                             995                1,079
  6.30% 2025                                                                                           1,000                1,027
 North Roseville Community Facs. Dist. No. 1,  Series 1998, 5.20% 2007                                 1,560                1,575
 Woodcreek West Community Facs. Dist. No. 1,  Series 1999:
  6.50% 2015                                                                                           1,000                1,080
  6.70% 2025                                                                                           2,750                2,901
City of Sacramento Fncg. Auth:
 2001 Capital Improvement Rev. Bonds, Series A (Water and Capital
 Improvement Projects), AMBAC insured:
  5.50% 2015                                                                                           2,000                2,233
  5.50% 2016                                                                                           5,435                6,025
 City Hall and Redev. Projects, 2002 Rev. Bonds, Series A, 5.25% 2016                                  2,000                2,197
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter
 & Gamble Project), Series 1995:
 7.00% 2005                                                                                            1,700                1,892
 6.375% 2010                                                                                           1,600                1,721
 6.375% 2010 (preref. 2005)                                                                            1,085                1,249
 6.50% 2014 (preref. 2005)                                                                             1,000                1,155
 6.50% 2021 (preref. 2005)                                                                             4,000                4,619
Sacramento Municipal Utility Dist:
 Electric Rev. Bonds, Series 1997K, AMBAC insured, 5.70% 2017                                          2,500                2,915
 Electric Rev. Ref. Bonds:
  Series 2001O, MBIA insured, 5.25% 2015                                                               1,280                1,401
  Series 2002Q, FSA insured, 5.25% 2017                                                                1,000                1,088
Sacramento Power Auth., Cogeneration Project Rev. Bonds, Series 1995,
6.00% 2003                                                                                             1,500                1,549
County of Sacramento:
 Airport System PFC and Subordinated Rev. Ref. Bonds, Series 1998B,
 FGIC insured, 5.00% 2026                                                                              3,000                3,018
 Airport System Ref. Rev. Bonds, Series B, AMT, FSA insured:
  5.25% 2015                                                                                           1,115                1,196
  5.25% 2016                                                                                           1,170                1,243
 Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
 Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch):
  6.00% 2012                                                                                             880                  952
  6.10% 2013                                                                                             665                  719
  6.30% 2021                                                                                             500                  522
 Single-family Mortgage Rev. Bonds (GNMA Mortgage-Backed Securities
 Program), Issue A of 1987, AMT, 9.00% 2019 (escrowed to maturity)                                     1,500                2,257
County of San Bernardino Housing Auth.:
 Multi-family Housing Rev. Bonds (Fannie Mae Program - Villa Serena
 Project), Series 1985, 4.95% 2007                                                                       900                  929
 Multi-family Housing Rev. Ref. Bonds (Equity Residential/Redlands Lawn and
 Tennis Apartments), Issue 1999A, 5.20% 2029 (put 2009)                                                1,000                1,015
San Bernardino Joint Powers Fin. Auth., 2002 Tax Allocation Ref. Bonds, 6.625% 2026                    5,000                5,071
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited
 Obligation Improvement Bonds:
 5.90% 2007                                                                                            1,425                1,482
 5.90% 2008                                                                                              995                1,033
San Diego Unified School Dist., 1999 G.O. Bonds (Election of 1998, Series A),
 Capital Appreciation Bonds, FGIC insured, 0% 2017                                                     3,000                1,500
City and County of San Francisco, AMT:
 Airport Commission, San Francisco International Airport, Second Series:
  Rev. Bonds, Issue 26A:
   AMBAC insured, 5.00% 2019                                                                           1,000                1,019
   FGIC insured:
    5.00% 2010                                                                                         1,915                2,087
    5.00% 2011                                                                                         2,030                2,207
    5.00% 2017                                                                                         2,000                2,066
  Rev. Ref. Bonds, Series 28A, MBIA insured:
   5.50% 2014                                                                                          1,000                1,108
   5.50% 2015                                                                                          1,500                1,649
 Redev. Agcy., Residential Fac. Rev. Bonds (Coventry Park Project),
 Series 1996A, 8.50% 2026                                                                              5,000                4,080
County of San Joaquin, Cert. of Part. (1993 General Hospital Project),
 6.625% 2020 (preref. 2003)                                                                            1,000                1,071
San Joaquin Hills Transportation Corridor Agcy.:
 Senior Lien Toll Road Rev. Bonds (Orange County) (escrowed to maturity):
  0% 2014                                                                                              4,000                2,507
  0% 2019                                                                                              4,150                1,926
  0% 2023                                                                                             14,900                5,335
 Junior Lien Toll Road Rev. Bonds, (Orange County), 0% 2011 (escrowed to maturity)                     1,500                1,114
 Toll Road Ref. Rev. Capital Appreciation Bonds, Series 1997A, MBIA insured, 0% 2020                   3,765                1,595
City of San Jose:
 G.O. Bonds:
  Libraries and Parks Project, Series 2001:
   5.00% 2019                                                                                          2,295                2,394
   5.10% 2024                                                                                          2,365                2,410
  Libraries, Parks and Public Safety Projects, Series 2002:
   5.00% 2017                                                                                          1,120                1,191
   5.00% 2020                                                                                          2,000                2,078
 Redev. Agcy., Multi-family Housing Rev. Bonds (GNMA Collateralized -
 The Miraido Village), Series 1997A, AMT:
  5.30% 2012                                                                                             810                  842
  5.65% 2022                                                                                           1,490                1,540
San Marcos Public Facs. Auth.:
 1989 Public Facs. Rev. Bonds (Community Facs. Dist. No. 88-1), 0% 2019
 (escrowed to maturity)                                                                                4,015                1,818
 2001 Public Improvement Ref. Bonds (Civic Center/Public Works Yard),
 Series A, MBIA insured, 5.00% 2017                                                                    1,665                1,778
 Ref. Rev. Bonds, Series 1998, 5.50% 2010                                                              3,980                4,208
San Mateo County Transit Dist., Limited Tax Bonds, Series 1997A, MBIA
 insured,  5.50% 2017                                                                                  2,500                2,859
Santa Ana Fncg. Auth., Police Administration and Holding Fac. Lease Rev. Bonds,
 MBIA insured, Series 1994A, 6.25% 2019                                                                1,000                1,218
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement
 Project), Series 1994A, AMBAC insured, 7.75% 2009                                                     2,200                2,870
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds, Series 1997A
(Community Correctional Fac. Acquisition Project):
 5.50% 2006                                                                                            1,260                1,338
 5.95% 2011                                                                                            1,700                1,862
Southern California Home Fncg. Auth., Single-family Mortgage Rev.
 Bonds (GNMA and FNMA Mortgage-Backed Securities Program), Series 1992A, A                               440                  447
South Placer Wastewater Auth., Wastewater Rev. Bonds, Series A, FGIC insured, 5.00% 2019               2,510                2,621
South Tahoe Joint Powers Fncg. Auth.:
 Parking Rev. Bonds, Series A, 7.00% 2027                                                              3,500                3,532
 Ref. Rev. Bonds (South Tahoe Redev. Project Area No. 1), Series 1995B, 6.25% 2020                     3,250                3,357
 Subordinate Bond Anticipation Notes (South Tahoe Redev. Project Area No. 1):
  Series 1999A, 7.30% 2007                                                                             4,500                4,779
  Series 1999B, 7.30% 2007                                                                             1,000                1,062
City of Stockton, Mello-Roos Rev. Bonds, Community Facs. Dist. No. 90-2B
 (Brookside Estates), Series 1997A:
 5.95% 2010                                                                                            1,000                1,062
 6.20% 2015                                                                                            1,750                1,844
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
 Special Tax Ref. Bonds, Series 1998A, 5.25% 2008                                                        745                  777
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001A:
 6.00% 2022                                                                                            1,000                1,074
 5.50% 2031                                                                                            1,000                1,018
Community Facs. Dist. No. 97-1 of the Tustin Unified School Dist., Series 2000,
 Special Tax Bonds, 6.375% 2035 (preref. 2008)                                                         3,000                3,661
The Regents of the University of California, Rev. Bonds (Multiple Purpose Projects):
 Series K, 5.00% 2021                                                                                  1,000                1,021
 Series M, FGIC insured, 5.125% 2015                                                                   4,035                4,342
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loans Notes):
 Senior Lien:
  Series 1998A:
   5.20% 2009                                                                                            500                  531
   5.20% 2010                                                                                          1,000                1,053
   5.30% 2011                                                                                          2,000                2,103
  Series 1998C:
   5.50% 2005                                                                                          2,500                2,689
   5.50% 2008                                                                                          1,000                1,082
 Subordinate Lien, Series 1998D:
  5.50% 2003                                                                                           1,895                1,952
  6.00% 2004                                                                                           1,000                1,054
  6.00% 2006                                                                                           1,000                1,067
  5.75% 2013                                                                                           1,595                1,616
Washington Township Health Care Dist., Rev. Bonds, Series 1999:
 5.00% 2010                                                                                            1,210                1,306
 5.00% 2013                                                                                            1,100                1,152
 5.00% 2018                                                                                            2,750                2,802
 5.125% 2023                                                                                           1,000                  996
City of West Sacramento, Limited Obligation Ref. Improvement Bonds,
 Reassessment Dist. of 1998, 5.20% 2008                                                                  500                  518
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F:
 5.75% 2011                                                                                            1,540                1,602
 5.85% 2013                                                                                            1,725                1,784
Westerlands Water Dist., Rev. Cert. of Part., Series 2002A, MBIA
 insured, 5.25% 2016                                                                                   1,270                1,399
City of Whittier, Health Fac. Rev. Bonds (Presbyterian Intercommunity
 Hospital), Series 2002, 5.75% 2031                                                                    5,000                5,100
Yorba Linda Public Fncg. Auth., Rev. Bonds (Black Gold Golf Course
 Project), Series 2000, 7.50% 2030                                                                     5,500                5,614

                                                                                                                          561,665


                                                                                                   Principal               Market
                                                                                                      amount                value
Short-term securities  -  6.56%                                                                        (000)                (000)


2002 Rev. Anticipation Warrants, 2.50% 10/25/2002                                                      5,000                5,006
Health Facs. Fin. Auth.:
 Insured Rev. Bonds (Sutter/CHS), Variable Rate Bonds, Series 1996B,
 AMBAC insured, 1.75%, 2012 (1)                                                                        1,800                1,800
 Variable Rate Demand Rev. Bonds (Santa Barbara Cottage Hospital),
 Series 1985C, 1.40% 2015 (1)                                                                         1,000                1,000
Irvine Ranch Water Dist., Consolidated Series 1989, G.O. of Improvement
 Dist. Nos. 186, 188, 140 and 240, 1.75% 2015 (1)                                                     1,400                1,400
County of Los Angeles, Tax and Rev. Anticipation Notes, Series A, 3.00% 6/30/2003                      6,000                6,081
The Metropolitan Water Dist. of Southern California, Water Rev. Bonds: (1)
 2000 Authorization, Series B-1, 1.85% 2035                                                            4,600                4,600
 Series 2001B-1, 1.25% 2020                                                                            4,000                4,000
 Series 2001C-1, 1.75% 2036                                                                            5,000                5,000
Pollution Control Fin. Auth., Variable Rate Demand Solid Waste Disposal Rev. Bonds, AMT: (1)
 Republic Services, Inc. Project, Series 2002A, 1.30% 2032                                             3,000                3,000
 Taormina Industries, Inc. Project, Series 1994A, 1.20% 2014                                           2,000                2,000
Port of Oakland, Commercial Paper Notes, Series D, AMT, 1.25% 9/12/2002                                1,000                1,000
County of Sacramento, California, Tax and Rev. Anticipation Notes, Series A, 3.00% 8/1/2003            5,000                5,071

                                                                                                                           39,958

Total investment securities (cost: $572,747,000)                                                                          601,623
Excess of cash and receivables over payables                                                                                7,853

Net assets                                                                                                                609,476

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.


See Notes to Financial Statements

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. =Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


The Tax-Exempt Fund of California
Financial statements

Statement of assets and liabilities
at August 31, 2002              (dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market
  (cost: $572,747)                                                                                                         $601,623
 Cash                                                                                                                            32
 Receivables for:
  Sales of fund's shares                                                                      $1,577
  Interest                                                                                     7,744                          9,321
                                                                                                                            610,976
Liabilities:
 Payables for:
  Repurchases of fund's shares                                                                   263
  Dividends on fund's shares                                                                     745
  Investment advisory services                                                                   185
  Services provided by affiliates                                                                252
  Deferred Trustees' compensation                                                                 36
  Other fees and expenses                                                                         19                          1,500
Net assets at August 31, 2002                                                                                              $609,476

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                          $580,049
 Undistributed net investment income                                                                                            448
 Undistributed net realized gain                                                                                                103
 Net unrealized appreciation                                                                                                 28,876
Net assets at August 31, 2002                                                                                              $609,476

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                                        Net assets               Shares outstanding      Net asset value per share
                                                                                                                                (1)
Class A                                                   $542,305                           32,792                            $17
Class B                                                     14,459                              874                          16.54
Class C                                                     21,028                            1,272                          16.54
Class F                                                      7,086                              428                          16.54
Class R-5                                                   24,598                            1,487                          16.54
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.18.


See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2002
Investment income:
                                                            (dollars in thousands)
 Income:
  Interest                                                                                                                  $26,065

 Fees and expenses:
  Investment advisory services                                                                $1,939
  Distribution services                                                                        1,434
  Transfer agent services                                                                         91
  Administrative services                                                                         27
  Reports to shareholders                                                                         55
  Registration statement and prospectus                                                           22
  Postage, stationery and supplies                                                                15
  Trustees' compensation                                                                          16
  Auditing and legal                                                                              52
  Custodian                                                                                       10
  State and local taxes                                                                           20
  Other                                                                                            3                          3,684
 Net investment income                                                                                                       22,381


Net realized gain and unrealized
 appreciation on investments:
 Net realized gain on investments                                                                                               281
 Net unrealized appreciation on investments                                                                                   2,646
  Net realized gain and
   unrealized appreciation on investments                                                                                     2,927
Net increase in net assets resulting
 from operations                                                                                                            $25,308







Statement of changes in net assets                                                       (dollars in                     thousands)

                                                                                          Year Ended
                                                                                           August 31
                                                                                               2,002                          2,001
Operations:
 Net investment income                                                                        22,381                         19,890
 Net realized gain on investments                                                                281                          1,941
 Net unrealized appreciation on investments                                                    2,646                         15,157
  Net increase in net assets
   resulting from operations                                                                  25,308                         36,988

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                                       (22,253)                       (20,218)
  Distributions from net realized gain
   on investments                                                                             (1,817)                        (1,355)
    Total dividends and distributions paid
     to shareholders                                                                         (24,070)                       (21,573)

Capital share transactions                                                                   129,376                         68,511

Total increase in net assets                                                                 130,614                         83,926

Net assets:
 Beginning of year                                                                           478,862                        394,936
 End of year (including
  undistributed net investment income: $448 and $361,
  respectively)                                                                             $609,476                       $478,862


See Notes to Financial Statements

Notes to Financial Statements

1.  Organization and significant accounting policies

Organization - The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with the additional objective of preservation of capital.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
       Class A              Up to 3.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class B                 None           Declines from 5% to zero    Class B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class F                 None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class R-5                None                     None                          None

---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         On September 1, 2001, the fund began amortizing discount daily over the expected life of fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in changes to the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements. Therefore, the undistributed net investment income amounts are primarily composed of these adjustments which were based on the fixed-income securities held by the fund on September 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.


2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2002, the cost of investment securities, for federal income tax purposes was $572,308,000.

During the year ended August 31, 2002, the fund reclassified $319,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                (dollars in
                                                                thousands)
Undistributed net investment income                                         $790
Undistributed long-term capital gains                                        103
Gross unrealized                                                          32,530
appreciation
Gross unrealized depreciation                                            (3,215)


The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002

                              Distributions from ordinary income
Share class                               Net investment income           Short-term capital gains
Class A                                                  $21,320                                 -
Class B                                                      289                                 -
Class C                                                      357                                 -
Class F                                                      153                                 -
Class R-5(1)                                                 134                                 -
Total                                                    $22,253                                 -

Year ended August 31, 2001
                              Distributions from ordinary income
Share class                               Net investment income           Short-term capital gains
Class A                                                  $20,095                              $560
Class B                                                       95                                 2
Class C(2)                                                    17                                 -
Class F(2)                                                    11                                 -
Total                                                    $20,218                              $562







                                Distributions from long-term capital gains  Total distributions paid
Share class
Class A                                                         $1,766                    $23,086
Class B                                                             21                        310
Class C                                                             23                        380
Class F                                                              7                        160
Class R-5(1)                                                         -                        134
Total                                                           $1,817                    $24,070

Year ended August 31, 2001
                                Distributions from long-term capital gains  Total distributions paid
Share class
Class A                                                           $790                    $21,445
Class B                                                              3                        100
Class C(2)                                                           -                         17
Class F(2)                                                           -                         11
Total                                                             $793                    $21,573



(1) Class R-5 shares were offered beginning July 15, 2002.
(2) Class C and Class F shares were offered beginning March 15, 2001.



3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.372% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $47,000.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services.






         Expenses under the agreements described above for the year ended August 31, 2002, were as follows (dollars in thousands):


         ----------------------------------------------------------------------
           Share class     Distribution    Transfer agent     Administrative
                             services         services           services
         ----------------------------------------------------------------------
             Class A          $1,237             $89          Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class B             82               2           Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class C            106           Included             $16
                                                 in
                                           administrative
                                              services
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
             Class F             9                                   7
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-5     Not applicable                            4
         ----------------------------------------------------------------------


Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

 4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002

Share class                                  Sales (1)                 Reinvestments of dividends and distributions
                                                Amount          Shares    Amount           Shares
Class A                                       $161,712           9,936   $14,868              915
Class B                                         11,937             733       215               13
Class C                                         20,610           1,267       257               16
Class F                                          8,640             534       119                7
Class R-5(2)                                    24,377           1,487         1               -*
Total net increase (decrease) in fund         $227,276          13,957   $15,460              951

Year ended August 31, 2001
Share class                                  Sales (1)                 Reinvestments of dividends and distributions
                                                Amount          Shares     Amount           Shares
Class A                                       $122,799           7,606    $12,454              773
Class B                                          3,676             228         66                4
Class C(3)                                       3,521             217         11                1
Class F(3)                                       1,460              90         10                1
Total net increase (decrease) in fund         $131,456           8,141    $12,541              779




                                                  Repurchases (1)                        Net increase
                                               Amount          Shares              Amount      Shares
Class A                                     ($104,506)         (6,424)            $72,074       4,427
Class B                                        (2,171)           (133)              9,981         613
Class C                                        (3,484)           (213)             17,383       1,070
Class F                                        (3,199)           (198)              5,560         343
Class R-5(2)                                        -               -              24,378       1,487
Total net increase (decrease) in fund       ($113,360)         (6,968)           $129,376       7,940

Year ended August 31, 2001
Share class                                       Repurchases (1)                        Net increase
                                                Amount          Shares              Amount      Shares
Class A                                       ($74,644)         (4,633)            $60,609       3,746
Class B                                           (487)            (30)              3,255         202
Class C(3)                                        (253)            (16)              3,279         202
Class F(3)                                        (102)             (6)              1,368          85
Total net increase (decrease) in fund         ($75,486)         (4,685)            $68,511       4,235







*Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class R-5 shares were offered beginning July 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


5. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $157,454,000 and $51,902,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $10,000 was offset by this reduction, rather than paid in cash.


Financial Highlights                     (1)

                                                                           Income from investment operations (2)
                                                                                                          Net
                                                         Net asset                              gains (losses)
                                                             value,                  Net         on securities         Total from
                                                          beginning            investment       (both realized          investment
                                                          of period                income      and unrealized)          operations
Class A:
 Year ended 8/31/2002                                        $16.56                 $0.70                $0.04               $0.74
 Year ended 8/31/2001                                         16.00                   0.74                0.63                 1.37
 Year ended 8/31/2000                                         15.72                   0.74                0.31                 1.05
 Year ended 8/31/1999                                         16.60                   0.74               (0.65)                0.09
 Year ended 8/31/1998                                         16.22                   0.79                0.47                 1.26
Class B:
 Year ended 8/31/2002                                         16.56                   0.58                0.04                 0.62
 Year ended 8/31/2001                                         16.00                   0.62                0.63                 1.25
 Period from 3/15/2000 to 8/31/2000                           15.38                   0.24                0.67                 0.91
Class C:
 Year ended 8/31/2002                                         16.56                   0.56                0.04                  0.6
 Period from 3/19/2001 to 8/31/2001                           16.27                   0.25                0.29                 0.54
Class F:
 Year ended 8/31/2002                                         16.56                   0.67                0.04                 0.71
 Period from 3/20/2001 to 8/31/2001                           16.27                   0.29                0.29                 0.58
Class R-5:
 Period from 7/15/2002 to 8/31/2002                           16.39                   0.09                0.15                 0.24



                                                                  Dividends and distributions

                                                         Dividends
                                                         (from net       Distributions                      Net asset
                                                        investment       (from capital             Total    value, end
                                                           income)              gains)     distributions     of period
Class A:
 Year ended 8/31/2002                                     ($0.70)             ($0.06)           ($0.76)       $16.54
 Year ended 8/31/2001                                      (0.76)              (0.05)            (0.81)         16.56
 Year ended 8/31/2000                                      (0.74)              (0.03)            (0.77)            16
 Year ended 8/31/1999                                      (0.74)              (0.23)            (0.97)         15.72
 Year ended 8/31/1998                                      (0.80)              (0.08)            (0.88)          16.6
Class B:
 Year ended 8/31/2002                                      (0.58)              (0.06)            (0.64)         16.54
 Year ended 8/31/2001                                      (0.64)              (0.05)            (0.69)         16.56
 Period from 3/15/2000 to 8/31/2000                        (0.29)                  -             (0.29)            16
Class C:
 Year ended 8/31/2002                                      (0.56)              (0.06)            (0.62)         16.54
 Period from 3/19/2001 to 8/31/2001                        (0.25)                  -             (0.25)         16.56
Class F:
 Year ended 8/31/2002                                      (0.67)              (0.06)            (0.73)         16.54
 Period from 3/20/2001 to 8/31/2001                        (0.29)                  -             (0.29)         16.56
Class R-5:
 Period from 7/15/2002 to 8/31/2002                        (0.09)                  -             (0.09)         16.54





                                                                                             Ratio of      Ratio of
                                                                           Net assets,        expenses    net income
                                                             Total       end of period      to average    to average
                                                         return (3)      (in millions)      net assets    net assets
 Class A:
  Year ended 8/31/2002                                      4.66%              $542            0.68%         4.34%
  Year ended 8/31/2001                                      8.83             470.00            0.69          4.62
  Year ended 8/31/2000                                      6.98             394.00            0.72          4.78
  Year ended 8/31/1999                                      0.47             379.00            0.70          4.55
  Year ended 8/31/1998                                      7.98             358.00            0.71          4.83
 Class B:
  Year ended 8/31/2002                                      3.88              14.00            1.42          3.53
  Year ended 8/31/2001                                      8.04               4.00            1.43          3.80
  Period from 3/15/2000 to 8/31/2000                        5.99               1.00            0.67          1.77
 Class C:
  Year ended 8/31/2002                                      3.73              21.00            1.55          3.37
  Period from 3/19/2001 to 8/31/2001                        3.34               3.00            0.73          1.55
 Class F:
  Year ended 8/31/2002                                      4.47               7.00            0.83          4.14
  Period from 3/20/2001 to 8/31/2001                        3.65               1.00            0.42          1.86
 Class R-5:
  Period from 7/15/2002 to 8/31/2002                        1.47              25.00            0.06          0.55









                                                                     Year ended August 31
                                                     2002                 2001                2000   1999                1998

Portfolio turnover rate for all classes of shares     11%                  27%                 42%    23%                 28%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year. (2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.


Independent Auditors' Report

To the Board of Trustees of The American Funds Tax-Exempt Series II and Shareholders of The Tax-Exempt Fund of California:

We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California (the "Fund"), including the investment portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITE & TOUCHE LLP

Los Angeles, California
October 1, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2002, the fund paid a long-term capital gain distribution of $1,817,000.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, 99.99% of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.




Board of Trustees

"Non-interested" Trustees

                                             Year first
                                               elected
                                              a Trustee
Name and age                                of the fund1   Principal occupation(s) during past five years

Ambassador                                      1999       Corporate director and author; former U.S.
Richard G. Capen, Jr., 68                                  Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.; former
                                                           Chairman and Publisher, The Miami Herald

H. Frederick Christie, 69                       1986       Private investor; former President and CEO, The Mission Group
                                                           (non-utility holding company, subsidiary of Southern California Edison
                                                           Company)

Diane C. Creel, 53                              1994       President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 67                               1989       Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           1994       President, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 67                           1991       Chairman of the Board and CEO, AECOM Technology Corporation
                                                           (engineering, consulting and professional services)

Frank M. Sanchez, 59                            1999       Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                           (McDonald's licensee)

"Non-interested" Trustees

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Trustee serves  Other directorships3 held by Trustee

Ambassador
Richard G. Capen, Jr., 68                        14        Carnival Corporation

H. Frederick Christie, 69                        19        Ducommun Incorporated; IHOP Corporation; Southwest Water Company; Valero
                                                           L.P.

Diane C. Creel, 53                               12        Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 67                                16        None

Leonard R. Fuller, 56                            14        None

Richard G. Newman, 67                            13        Southwest Water Company

Frank M. Sanchez, 59                             12        None

 "Interested" Trustees4

                                             Year first
                                              elected a
                                               Trustee        Principal occupation(s) during past five years
Name, age and                                or officer       and positions held with affiliated entities or the
position with fund                          of the fund1      principal underwriter of the fund

Paul G. Haaga, Jr., 53                          1986          Executive Vice President and Director, Capital
Chairman of the Board                                         Research and Company; Director, American Funds Distributors, Inc.;5
                                                              Director, The Capital Group Companies, Inc.5

Abner D. Goldstine, 72                          1986          Senior Vice President and Director, Capital Research
President                                                     and Management Company

Don R. Conlan, 66                               1996          President (retired), The Capital Group Companies, Inc.5

                                              Number of
                                            boards within
                                              the fund
                                              complex2
Name, age and                                 on which
position with fund                         Trustee serves     Other directorships3 held by Trustee

Paul G. Haaga, Jr., 53                           17           None
Chairman of the Board

Abner D. Goldstine, 72                           12           None
President

Don R. Conlan, 66                                 7           None

The Statement of Additional Information includes additional information about fund Trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention: Fund Secretary.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5  Company affiliated with Capital Research and Management Company.

Other officers

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                  officer        positions held with affiliated entities or the principal
position with fund                          of the fund1      underwriter of the fund

Neil L. Langberg, 49                            1986          Vice President-- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company

Michael J. Downer, 47                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.;5
                                                              Director, Capital Bank and Trust Company5

David A. Hoag, 37                               1999          Senior Vice President, Capital Research Company5
Vice President

Edward B. Nahmias, 50                           2001          Vice President and Director, Capital Research
Vice President                                                Company5

Julie F. Williams, 54                           1986          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Anthony W. Hynes, Jr., 39                       1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 38                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 32                           2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

Offices of the fund and of the investment adviser, Capital Research and Management
Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Tax-Exempt Fund of California. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.74% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.87% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (0.15%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

o  A long-term, value-oriented approach
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  An unparalleled global research effort
   American Funds draws on one of the industry's most globally integrated research networks.

o  The multiple portfolio counselor system
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  Experienced investment professionals
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A commitment to low operating expenses
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

Balanced fund
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

Money market funds
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. TEFCA-011-1002

Litho in USA RCG/INS/5846

                           Printed on recycled paper